Supplement to the Statement of Additional Information

CREDIT SUISSE HIGH YIELD FUND
(the “Fund”)

The following information will supersede or supplement certain information in the Fund’s Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers and the total assets managed within each category as of May 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Flannery	4	$461 million	25	$10.189 billion	10	1.323 million

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Fund

As reported to the Fund, as of June 23, 2010, Mr. Flannery has no beneficial ownership in the Fund.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and a bonus component.  The discretionary bonus for the portfolio managers is not tied by formula to the performance of any fund or account.  The factors taken into account in determining the portfolio managers’ bonus include the Fund’ performance, assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Dated: June 28, 2010

June 28, 2010

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Filings — Rule 497(e)

Re:                             Credit Suisse High Yield Fund, Inc.

(Securities Act File No. 333-60695;

Investment Company Act File No. 811-08927)

Ladies and Gentlemen:

On behalf of the Fund and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, transmitted for filing with the Securities and Exchange Commission is a supplement to the Fund’s Statement of Additional Information.

Please address any comments or questions to the attention of the undersigned at (212) 325-7349.

Very truly yours,

/s/ Karen Regan
Karen Regan
Assistant Secretary

Enclosures

cc:           Rose F. DiMartino